CMFG LIFE INSURANCE COMPANY
                          CMFG VARIABLE ANNUITY ACCOUNT

                       SUPPLEMENT DATED AUGUST 31, 2012 TO

                         MEMBERS(R) VARIABLE ANNUITY III

                          PROSPECTUS DATED MAY 1, 2012

THIS SUPPLEMENT UPDATES YOUR MEMBERS VARIABLE ANNUITY III PROSPECTUS, AND CONTAINS INFORMATION THAT YOU SHOULD READ AND MAINTAIN FOR FUTURE REFERENCE. PLEASE KEEP THIS SUPPLEMENT WITH YOUR RECORDS.

Effective July 31, 2012, the Ultra Series Equity Income Fund (Class I and Class
II) (the "Fund") is no longer an investment option under your Contract (the "liquidation date"). As of the liquidation date, all Contract Value remaining in the Subaccount investing in the Fund was transferred automatically to the Subaccount investing in the Ultra Series Money Market Fund (Class I or Class II) such that if you invested in the Subaccount that invested in the Ultra Series Equity Income Fund, Class I, your Contract Value was transferred to the Ultra Series Money Market Fund, Class I; similarly, if you invested in the Subaccount that invested in the Ultra Series Equity Income Fund, Class II, your Contract Value was transferred to the Ultra Series Money Market Fund, Class II. As of and after the liquidation date, any automatic transaction that involved the Subaccount investing in the Fund, such as dollar cost averaging and automatic rebalancing, now involves the Subaccount investing in the Money Market Fund. For example, if you elected to dollar cost average by way of transferring Contract Value from a DCA Fixed Period to the Subaccount investing in the Fund, as of and after the liquidation date, your Contract Value was transferred from that DCA Fixed Period to the Subaccount investing in the Money Market Fund. However, if you elected to dollar cost average by way of transferring Contract Value from the Subaccount investing in the Money Market Fund to the Subaccount investing in the Fund, as of and after the liquidation date, your Contract Value was transferred from the Subaccount investing in the Money Market Fund to the Subaccount investing in the Money Market Fund. Further, the Fund was replaced in any model asset allocation by the Money Market Fund.

If you had Contract Value invested in the Subaccount that invested in the Fund on the liquidation date, you may transfer from the Subaccount that invests in the Money Market Fund to any other Subaccount (as permitted by your Contract) for 60 days after the liquidation date without that transfer counting as a transfer that is subject to the transfer processing fee. Also, you may want to change any automatic transactions that you elected. You should know that during extended periods of low interest rates, and partly as a result of insurance charges, the yields of the Subaccount that invests in the Money Market Fund may become extremely low and possibly negative. There is no assurance that the Money Market Fund will be able to maintain a stable net asset value per share.

To obtain a copy of the prospectus for the Money Market Fund or for any other fund in which the Variable Account invests, or if you have any questions regarding the Fund liquidation, please call us at 1-800-798-5500 or write us at 2000 Heritage Way, Waverly, Iowa 50677.